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                                                                   Exhibit 10.68

                   TENTH AMENDMENT TO THE CARRIER AGREEMENT

This Tenth Amendment ("Amendment") is made as of this 11th day of July, 1997,
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between ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA ("Customer") and MCI
TELECOMMUNICATIONS CORPORATION ("MCI").

WHEREAS, Customer and MCI entered into a Carrier Agreement signed by Customer on November 8, 1995, as heretofore amended (as amended, the "Agreement").

WHEREAS, Customer and MCI desire to enter into this Amendment for the purpose of amending the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and MCI agree as follows:

1. Paragraph 15(a) of the Agreement is hereby deleted and replaced with the following:

    (a) The Service Term shall begin on August 1, 1995 ("Effective Date"), and shall continue for a period of twenty-five months therefrom, except that the Service Term shall continue for a period of twenty-six months from the Effective Date with respect to the services provided in Paragraph 7(c) hereof. During the twenty-sixth (26th) month following the Effective Date, the provisions of Paragraph 2(b) of the Agreement shall not apply.

2. The terms of this Amendment shall become effective as of the first day of the first month following exercise and delivery by both parties hereto.

3. Except as expressly provided in this Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

4. This Amendment, together with the Agreement, is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter. Any further amendments to the Agreement must be in writing and signed by both parties.

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5.  This Amendment shall be valid only if signed by Customer by July 11, 1997, and subsequently accepted by MCI.


ASSOCIATED COMMUNICATIONS               MCI TELECOMMUNICATIONS
COMPANIES OF AMERICA                    CORPORATION

/s/ Tom Mullis                          /s/ Edward W. Smith
--------------------------------        --------------------------------
Signature                               Signature
                                                        for
Tom Mullis                              Jon McGuire
--------------------------------        --------------------------------
Printed Name                            Printed Name

IT'S AUTHORIZED AGENT                   Vice President
--------------------------------        --------------------------------
Title                                   Title

July 11, 1997                           7/25/97
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Date                                    Date


(ATL/[illegible])




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